                                                                    EXHIBIT 99.1



CASE NAME:    Coho Energy, Inc., ET AL               Monthly Operating Report

CASE NUMBER:  02-31189-HCA-11                        ACCRUAL BASIS

JUDGE:        Harold C. Abramson




                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 DALLAS DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: DECEMBER 31, 2002

COHO ENERGY, INC.                                     MONTHLY OPERATING REPORT
BANKRUPTCY CONSOLIDATION                              ACCRUAL BASIS - 1
BALANCE SHEETS (IN 000'S)
DECEMBER 31, 2002

                                                       SOFA       FEB 28,      MAR 31,      APR 30,      MAY 31,      JUNE 30,
                                                     SCHEDULE      2002         2002         2002         2002          2002
                                                     ---------   ---------    ---------    ---------    ---------    ---------
                                   ASSETS

CURRENT ASSETS
         Cash and cash equivalents                       7,810   $   9,023    $  10,655    $  11,246    $  11,635    $  12,917
         Cash in escrow                                     25          25           25           26           26           26
         Accounts receivable                             7,495       7,231        8,135        8,801        9,738       12,108
         Other current assets                               32       1,001          930        1,025          986          954
         Accrued unrealized gains derivatives               --       2,225           37           37           37            4
                                                     ---------   ---------    ---------    ---------    ---------    ---------
                                                        15,362      19,505       19,782       21,135       22,422       26,009

PROPERTY AND EQUIPMENT                                 335,561     331,674      330,808      330,378      329,845      329,371

INVESTMENT IN SUBSIDIARIES                                  --         260          260           59           58           54

OTHER ASSETS                                                82      22,692          111          112          104           89
                                                     ---------   ---------    ---------    ---------    ---------    ---------

                                                     $ 351,005   $ 374,131    $ 350,961    $ 351,684    $ 352,429    $ 355,523
                                                     =========   =========    =========    =========    =========    =========

                                 LIABILITIES AND
                              SHAREHOLDERS' EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE
         CURRENT LIABILITIES
         Accounts payable, principally trade                --         485          712          874          744        2,075
         Accrued liabilities and other payables             --       2,559        4,426        4,402        4,697        4,383
         Accrued interest payable                           --         681        1,034        1,354        1,278        1,596
         Accrued unrealized losses derivatives              --         165          506          506          506          834
         Current portion of long term debt                  --          --           --           --
                                                     ---------   ---------    ---------    ---------    ---------    ---------
                                                             0       3,890        6,678        7,136        7,225        8,888

LIABILITIES SUBJECT TO COMPROMISE
         Accounts payable, principally trade             5,644       4,928        5,771        5,821        5,800        5,679
         Accrued liabilities and other payables          1,032       1,588          944          949          687          688
         Current portion of long term debt             327,797     316,934      327,679      327,482      327,482      326,388
                                                     ---------   ---------    ---------    ---------    ---------    ---------
                                                       334,473     323,450      334,394      334,252      333,969      332,755

LONG TERM DEBT                                              --          --           --           --           --           --

DEFERRED INCOME TAXES                                       --          --           --           --           --           --
                                                     ---------   ---------    ---------    ---------    ---------    ---------

                                                       334,473     327,340      341,072      341,388      341,194      341,643
                                                     ---------   ---------    ---------    ---------    ---------    ---------

COMMITMENTS AND
         CONTINGENCIES                                   5,550         450          450          450          450          450

OTHER LONG TERM ACCRUED DERIVATIVES                         --         257          397          397          397          397

SHAREHOLDERS' EQUITY
         Prepetition owners' equity                      8,679      47,098       13,771       13,771       13,771       13,771
         Postpetition owners' equity(a)                     --      (1,014)      (4,729)      (4,322)      (3,383)        (738)
                                                     ---------   ---------    ---------    ---------    ---------    ---------
         Total Shareholders' Equity                      8,679      46,084        9,042        9,449       10,388       13,033
                                                     ---------   ---------    ---------    ---------    ---------    ---------

                                                     $ 348,702   $ 374,131    $ 350,961    $ 351,684    $ 352,429    $ 355,523
                                                     =========   =========    =========    =========    =========    =========

                                                      JULY 31,   AUGUST 31,    SEPT 30,     OCT 31,      NOV 30,      DEC 31,
                                                        2002       2002         2002         2002         2002          2002
                                                     ---------   ---------    ---------    ---------    ---------    ---------
                                     ASSETS
CURRENT ASSETS
         Cash and cash equivalents                   $  14,001    $  13,679    $   7,592    $   7,061    $   6,813    $   6,103
         Cash in escrow                                     26       48,977       28,140       26,291       26,291       24,352
         Accounts receivable                            12,544        3,849        3,494        3,373        3,268        3,220
         Other current assets                            1,195          322          371          349          329          256
         Accrued unrealized gains derivatives                4           --           --           --           --           --
                                                     ---------    ---------    ---------    ---------    ---------    ---------
                                                        27,770       66,827       39,597       37,074       36,701       33,931

PROPERTY AND EQUIPMENT                                 328,769          441          411          382            3            3

INVESTMENT IN SUBSIDIARIES                                  54           56           54           57           57           53

OTHER ASSETS                                               103           --           --           --           --           --
                                                     ---------    ---------    ---------    ---------    ---------    ---------

                                                     $ 356,696    $  67,324    $  40,062    $  37,513    $  36,761    $  33,987
                                                     =========    =========    =========    =========    =========    =========



                                 LIABILITIES AND
                              SHAREHOLDERS' EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE
         CURRENT LIABILITIES
         Accounts payable, principally trade             2,176          608          553          197          119          136
         Accrued liabilities and other payables          4,013        7,863        3,191        1,133          651          576
         Accrued interest payable                        3,035        3,240        2,203        2,203          597           --
         Accrued unrealized losses derivatives             834           --           --           --           --           --
         Current portion of long term debt                               --           --           --           --           --
                                                     ---------    ---------    ---------    ---------    ---------    ---------
                                                        10,058       11,711        5,947        3,533        1,367          712

LIABILITIES SUBJECT TO COMPROMISE
         Accounts payable, principally trade             5,617        4,608        4,608        4,571        4,578        2,509
         Accrued liabilities and other payables            688          603          603          603          478          464
         Current portion of long term debt             326,388      153,508      132,705      132,705      132,705      132,705
                                                     ---------    ---------    ---------    ---------    ---------    ---------
                                                       332,693      158,719      137,916      137,879      137,761      135,678

LONG TERM DEBT                                              --           --           --           --           --           --

DEFERRED INCOME TAXES                                       --           --           --           --           --           --
                                                     ---------    ---------    ---------    ---------    ---------    ---------
                                                       342,751      170,430      143,863      141,412      139,128      136,390
                                                     ---------    ---------    ---------    ---------    ---------    ---------

COMMITMENTS AND
         CONTINGENCIES                                     450           --           --           --           --           --

OTHER LONG TERM ACCRUED DERIVATIVES                        397           --           --           --           --           --

SHAREHOLDERS' EQUITY
         Prepetition owners' equity                     13,771       13,771       13,771       13,771       13,771       13,771
         Postpetition owners' equity(a)                   (673)    (116,877)    (117,572)    (117,670)    (116,138)    (116,174)
                                                     ---------    ---------    ---------    ---------    ---------    ---------
         Total Shareholders' Equity                     13,098     (103,106)    (103,801)    (103,899)    (102,367)    (102,403)
                                                     ---------    ---------    ---------    ---------    ---------    ---------

                                                     $ 356,696    $  67,324    $  40,062    $  37,513    $  36,761    $  33,987
                                                     =========    =========    =========    =========    =========    =========

(a) Postpetition owners' equity represents earnings subsequent to January 2002, excluding the standby loan prepayment fee expense of $29.3 million, the FAS 133 adjustment related to the gain on standby loan embedded derivative of $10.2 million, the write off of $22.6 million in unamortized debt issuance costs and the write off of $10.7 million in unamortized debt discount.

COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC.                                     MONTHLY OPERATING REPORT
BANKRUPTCY CONSOLIDATION                              ACCRUAL BASIS - 2
STATEMENTS OF OPERATIONS (IN 000'S)                   PAGE 1 OF 2
DECEMBER 31, 2002


                                       JAN 02(a)      FEB 02        MAR 02        APR 02        MAY 02       JUNE 02      JULY 02
                                      ----------    ----------    ----------    ----------    ----------    ----------   ----------

PRODUCTION/PRICES
       Oil (Bbls/day)                      9,103         9,348         9,115         9,052         9,638         9,210        9,005
       Gas (Mcf/day)                       4,085         4,375         3,986         4,157         3,924         4,013        3,487
       BOE/day *                           9,783        10,077         9,779         9,745        10,292         9,879        9,587
       Average Oil Price              $    14.93    $    16.01    $    19.72    $    21.68    $    22.30    $    20.90   $    22.24
       Average Gas Price              $     2.65    $     2.06    $     2.48    $     3.22    $     3.27    $     3.26   $     3.17
       Average BOE Price              $    15.00    $    15.74    $    19.39    $    21.51    $    22.13    $    20.81   $    22.04

OPERATING REVENUES
       Oil and gas production         $    4,549    $    4,442    $    5,877    $    6,290    $    7,058    $    6,168   $    6,550
                                      ----------    ----------    ----------    ----------    ----------    ----------   ----------

       Total operating revenues            4,549         4,442         5,877         6,290         7,058         6,168        6,550
                                      ----------    ----------    ----------    ----------    ----------    ----------   ----------

OPERATING EXPENSES
       Oil and gas production              2,187         2,063         2,097         2,022         2,149         2,045        2,141
       Taxes on oil & gas production         278           263           348           373           415           359          395
       General & administrative              643           490           227           256           304           258          265
       Depletion & depreciation            1,519         1,455         1,539         1,484         1,617         1,505        1,509
       Allowance for bad debt                 --            --            --            --            --            --           --
       (Gain) Loss on derivatives           (251)      (10,257)       13,446            11           106          (253)         105
                                      ----------    ----------    ----------    ----------    ----------    ----------   ----------

       Total operating expenses            4,376        (5,986)       17,657         4,146         4,591         3,914        4,415
                                      ----------    ----------    ----------    ----------    ----------    ----------   ----------

OPERATING INCOME                             173        10,428       (11,780)        2,144         2,467         2,254        2,135

OTHER INCOME & EXPENSES
       Equity in income from
         subsidiaries                         --           200            --            --                          (4)          --
       Interest and other income              17             3            --            12            (7)            0           --
       Interest expense                   (2,713)       (1,333)       (1,186)       (1,260)       (1,355)       (1,393)      (1,440)
       Standby loan prepayment fee            --       (29,344)       29,344            --            --            --           --
       Reorganization costs                  (33)         (114)      (53,309)         (490)         (166)         (417)        (630)
       Litigation Settlement                  --            --            --            --            --         2,832           --
       Loss on sale of property
         and equipment                        --            --            --            --            --            --           --
                                      ----------    ----------    ----------    ----------    ----------    ----------   ----------

                                          (2,729)      (30,588)      (25,151)       (1,738)       (1,528)        1,018       (2,070)
                                      ----------    ----------    ----------    ----------    ----------    ----------   ----------

EARNINGS (LOSS) BEFORE TAXES
       AND EXTRAORDINARY ITEMS            (2,556)      (20,160)      (36,931)          406           939         3,272           65
                                      ----------    ----------    ----------    ----------    ----------    ----------   ----------
INCOME TAX EXPENSE (BENEFIT)
       Current                                --            --            --            --            --            --           --
       Deferred                               --            --            --            --            --            --           --
                                      ----------    ----------    ----------    ----------    ----------    ----------   ----------
                                               0             0             0             0             0             0            0
                                      ----------    ----------    ----------    ----------    ----------    ----------   ----------

EARNINGS (LOSS)                           (2,556)      (20,160)      (36,931)          406           939         3,272           65
                                      ----------    ----------    ----------    ----------    ----------    ----------   ----------

EXTRAORDINARY ITEMS
       Gain on extinguishment on
         indebtedness                         --            --            --            --            --            --           --
                                      ----------    ----------    ----------    ----------    ----------    ----------   ----------

NET EARNINGS (LOSS)                   $   (2,556)   $  (20,160)   $  (36,931)   $      406    $      939    $    3,272   $       65
                                      ==========    ==========    ==========    ==========    ==========    ==========   ==========

BASIC EARNINGS PER SHARE**            $    (0.14)   $    (1.08)   $    (1.97)   $     0.02    $     0.05    $     0.17   $     0.00


CASH FLOW FROM OPERATIONS             $      846    $      561    $      498    $    1,910    $    2,551    $    4,511   $    1,568

CASH FLOW PER SHARE**                 $     0.05    $     0.03    $     0.03    $     0.10    $     0.14    $     0.24   $     0.08

(a)      January 2002 is a prepetition period

(b) August 2002 reorganization expense includes employee and officer severance payments of approximately $4.0 million.

*  BOE means barrel of oil equivalent,
   assuming a ratio of 6 mcf to one
   barrel

** Common shares                          18,714        18,714        18,714        18,714        18,714        18,714       18,714

                                                                                                              YEAR-TO-DATE
                                        AUG 02           SEP 02        OCT 02        NOV 02        DEC 02       12/31/02
                                      ----------       ----------    ----------    ----------    ----------   ------------

PRODUCTION/PRICES
       Oil (Bbls/day)                      8,810                0             0             0             0         9,161
       Gas (Mcf/day)                       3,370                0             0             0             0         3,922
       BOE/day *                           9,372                0             0             0             0         9,815
       Average Oil Price              $    23.55       $     0.00    $     0.00    $     0.00    $     0.00    $    20.17
       Average Gas Price              $     3.03       $     0.00    $     0.00    $     0.00    $     0.00    $     2.88
       Average BOE Price              $    23.23       $     0.00    $     0.00    $     0.00    $     0.00    $    19.98

OPERATING REVENUES
       Oil and gas production         $    6,314               --            --            --            --    $   47,248
                                      ----------       ----------    ----------    ----------    ----------    ----------

       Total operating revenues            6,314               --            --            --            --        47,248
                                      ----------       ----------    ----------    ----------    ----------    ----------

OPERATING EXPENSES
       Oil and gas production              2,088               --            --            --            --        16,792
       Taxes on oil & gas production         328               --            --            --            --         2,759
       General & administrative              269              399           220           171           147         3,649
       Depletion & depreciation            1,386               30            32            --            --        12,076
       Allowance for bad debt                 94               --            --            --            --            94
       (Gain) Loss on derivatives            241               --            --            --            --         3,148
                                      ----------       ----------    ----------    ----------    ----------    ----------

       Total operating expenses            4,406              429           252           171           147        38,518
                                      ----------       ----------    ----------    ----------    ----------    ----------

OPERATING INCOME                           1,908             (429)         (252)         (171)         (147)        8,730

OTHER INCOME & EXPENSES
       Equity in income from
         subsidiaries                         --               (1)           --            --            (4)          191
       Interest and other income               1                3             3            --            --            32
       Interest expense                   (1,315)             (59)           --         1,660           (40)      (10,434)
       Standby loan prepayment fee            --               --            --            --            --             0
       Reorganization costs               (3,907)(b)         (130)          150           323            75       (58,648)
       Litigation Settlement                  --               --            --            --            --         2,832
       Loss on sale of property
         and equipment                  (111,659)             (79)            1          (280)           80      (111,937)
                                      ----------       ----------    ----------    ----------    ----------    ----------

                                        (116,880)            (266)          154         1,703           111      (177,964)
                                      ----------       ----------    ----------    ----------    ----------    ----------

EARNINGS (LOSS) BEFORE TAXES
       AND EXTRAORDINARY ITEMS          (114,972)            (695)          (98)        1,532           (36)     (169,234)
                                      ----------       ----------    ----------    ----------    ----------    ----------
INCOME TAX EXPENSE (BENEFIT)
       Current                                --               --            --            --            --             0
       Deferred                               --               --            --            --            --             0
                                      ----------       ----------    ----------    ----------    ----------    ----------
                                               0                0             0             0             0             0
                                      ----------       ----------    ----------    ----------    ----------    ----------

EARNINGS (LOSS)                         (114,972)            (695)          (98)        1,532           (36)     (169,234)
                                      ----------       ----------    ----------    ----------    ----------    ----------

EXTRAORDINARY ITEMS
       Gain on extinguishment on
         indebtedness                         --               --            --            --            --            --
                                      ----------       ----------    ----------    ----------    ----------    ----------

NET EARNINGS (LOSS)                   $ (114,972)      $     (695)   $      (98)   $    1,532    $      (36)   $ (169,234)
                                      ==========       ==========    ==========    ==========    ==========    ==========

BASIC EARNINGS PER SHARE**            $    (6.14)      $    (0.04)   $    (0.01)   $     0.08    $    (0.00)   $    (9.04)


CASH FLOW FROM OPERATIONS             $   (2,435)      $     (590)   $      (64)   $    1,814    $     (112)   $   11,058

CASH FLOW PER SHARE**                 $    (0.13)      $    (0.03)   $    (0.00)   $     0.10    $    (0.01)   $     0.59

(a)      January 2002 is a prepetition period

(b) August 2002 reorganization expense includes employee and officer severance payments of approximately $4.0 million.

*  BOE means barrel of oil equivalent,
   assuming a ratio of 6 mcf to one
   barrel

** Common shares                          18,714           18,714        18,714        18,714        18,714        18,714



                                                                          PAGE 1
COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC. (CONSOLIDATED)                      MONTHLY OPERATING REPORT
GENERAL & ADMINISTRATIVE EXPENSE SUMMARY              ACCRUAL BASIS - 2
DECEMBER 31, 2002                                     PAGE 2 OF 2


                                     FEBRUARY          MARCH           APRIL            MAY            JUNE            JULY
                                    -----------     -----------     -----------     -----------     -----------     -----------

Salaries                      (a)   $       420     $       424     $       415     $       416     $       422     $       422
Employee Benefits             (b)           226             157             107             153             203             152
Employee Related Costs        (c)           (19)              9              (5)             (2)             (6)             12
Office Related Costs          (d)            98             101             104              95              93              99
Outside Services              (e)           218             (25)             55              94              41              81
Miscellaneous                 (f)            (0)             19              24              20              21              16
Insurance - general                          35              35              35              35              35              22
Data Processing                              10               5              12               3               1               3
Acquisition Costs             (g)            12              12               0               0               0               0
Corporate Costs               (h)             4               6              49              12               5               6
                                    -----------     -----------     -----------     -----------     -----------     -----------
Total Costs                               1,004             742             795             825             817             812
Overhead Allocations          (i)          (236)           (231)           (247)           (241)           (248)           (245)
G&A Recoveries                (j)          (605)           (611)           (612)           (603)           (635)           (634)
Reclass recoveries to LOE     (k)           327             326             320             323             325             332
                                    -----------     -----------     -----------     -----------     -----------     -----------

Net G&A Expense                             490             227             256             304             258             265

Reorganization Costs                        114          53,309             490             166             417             630
                                    -----------     -----------     -----------     -----------     -----------     -----------

Total G&A Related Costs             $       604     $    53,536     $       747     $       470     $       676     $       895
                                    ===========     ===========     ===========     ===========     ===========     ===========

                                      AUGUST         SEPTEMBER      OCTOBER         NOVEMBER        DECEMBER
                                    -----------     -----------    -----------     -----------     -----------

Salaries                      (a)   $       448     $       118    $        64     $        60     $        48
Employee Benefits             (b)           173              57             24              20              14
Employee Related Costs        (c)           (12)              2              0               0               0
Office Related Costs          (d)            91              72             72              23              15
Outside Services              (e)            56             106             (4)             25              32
Miscellaneous                 (f)           110               3             33              19              16
Insurance - general                          22              32             26              21              21
Data Processing                               1               1              3               0               0
Acquisition Costs             (g)             0               0              0               0               0
Corporate Costs               (h)             1               8              2               3               1
                                    -----------     -----------    -----------     -----------     -----------
Total Costs                                 889             399            220             171             147
Overhead Allocations          (i)          (237)              0              0               0               0
G&A Recoveries                (j)          (622)              0              0               0               0
Reclass recoveries to LOE     (k)           333               0              0               0               0
                                    -----------     -----------    -----------     -----------     -----------

Net G&A Expense                             363             399            220             171             147

Reorganization Costs                      3,907             130           (150)           (323)            (75)
                                    -----------     -----------    -----------     -----------     -----------

Total G&A Related Costs             $     4,270     $       529    $        70     $      (152)    $        72
                                    ===========     ===========    ===========     ===========     ===========

       Expenses included in the categories are as follows:

         (a)      Salaries

         (b)      Employee benefits and payroll taxes

         (c) Conventions, seminars, travel, entertainment, relocation, and automobiles.

         (d) Office rent, office maintenance, telephones, office supplies, subscriptions, and gifts.

         (e)      Accounting, legal and consulting fees and temporary services.

         (f) Fees, licenses, bank charges, franchise taxes, property taxes and misc write-offs.

         (g) Consulting fees and other incremental costs related to acquisition reviews.

         (h) Director fees and travel expenses, listing fees and shareholder mailings.

         (i) Primarily salaries & employee costs charged through JIBs to LOE for capital work.

         (j)      COPAS billings to wells

         (k) Reclass COPAS billings charged to LOE on operated wells in excess of actual costs related to such operations.

COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC.
BANKRUPTCY CONSOLIDATION                              MONTHLY OPERATING REPORT
STATEMENTS OF CASH FLOW                               ACCRUAL BASIS - 3
DECEMBER 31, 2002

                                                JAN(a)        FEB        MARCH       APRIL        MAY        JUNE        JULY
                                               ---------   ---------   ---------   ---------   ---------   ---------   ---------

CASH FLOWS FROM OPERATIONS
      Net earnings (loss)                      $  (2,556)  $ (20,160)  $ (36,931)  $     406   $     939   $   3,272   $      65
      Adjustments to reconcile net earnings
       (loss) to net cash provided by
       operating activities:
         Equity in loss of subsidiaries               --        (200)         --          --          --           4          --
         Depletion and depreciation                1,519       1,455       1,539       1,484       1,617       1,505       1,509
         Sale of property and equipment               --          --          --          --          --          --          --
         Standby loan interest                     1,330         224          --          26          --          --          --
         Standby loan prepayment fee                  --      29,344          --          --          --          --          --
         Gain on standby loan embedded
           derivative                                 --     (10,232)         --          --          --          --          --
         Write off of debt issuance costs             --          --      22,583          --          --          --          --
         Write off of debt discount                   --          --      10,744          --          --          --          --
         Loss on derivatives                          --          --       2,525          --          --        (266)         --
         Other items                                 553         130          37          (5)         (5)         (4)         (6)
                                               ---------   ---------   ---------   ---------   ---------   ---------   ---------
      Cash Flow from Opers before W/C Changes        846         561         497       1,911       2,551       4,511       1,568

      Changes in operating assets and
        liabilities:
         Accounts receivable and other assets        295         317        (844)       (560)       (892)     (2,323)       (691)
         Cash in escrow                               --          --          --          (1)         --          --          --
         Accounts payable, principally trade        (619)      1,229       1,070         212        (151)      1,210          39
         Accounts pay and other accr liabs            --       1,137       1,048        (329)       (169)        (66)       (105)
         Accrued interest                             --      (1,486)        353         320         (76)        318       1,439
                                               ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net cash provided (used) by operating
      activities                                     522       1,758       2,124       1,553       1,263       3,650       2,250
                                               ---------   ---------   ---------   ---------   ---------   ---------   ---------

CASH FLOWS FROM INVESTING
      Property and equipment                        (974)       (759)       (673)     (1,056)     (1,084)     (1,031)       (907)
      Changes in accts pay and accrued
        liabilities related to exploration
        and development                               98        (304)        181         317         209        (243)       (259)
      Advances to unconsolidated subsidiaries         --         (13)         --           1           1          --          --
                                               ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net cash provided (used) by investing
      activities                                    (876)     (1,076)       (492)       (738)       (874)     (1,274)     (1,166)
                                               ---------   ---------   ---------   ---------   ---------   ---------   ---------

CASH FLOWS FROM FINANCING
      Proceeds from sale of property and
        equipment                                     --          --          --          --          --          --          --
      Repayment of long term debt                 (1,057)         --          --        (224)         --      (1,094)         --
      Debt issuance costs                             --          --          --          --          --          --          --
      Debt extinguishment costs                       --          --          --          --          --          --          --
                                               ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net cash provided (used) by financing
      activities                                  (1,057)          0           0        (224)          0      (1,094)          0
                                               ---------   ---------   ---------   ---------   ---------   ---------   ---------

NET INCREASE (DECREASE) IN CASH                   (1,411)        682       1,632         591         389       1,282       1,084

CASH AND CASH EQUIVS-BEGINNING                     9,752       8,341       9,023      10,655      11,246      11,635      12,917
                                               ---------   ---------   ---------   ---------   ---------   ---------   ---------
CASH AND CASH EQUIVS-ENDING                    $   8,341   $   9,023   $  10,655   $  11,246   $  11,635   $  12,917   $  14,001
                                               =========   =========   =========   =========   =========   =========   =========

                                                AUGUST       SEPT         OCT         NOV         DEC         YTD
                                               ---------   ---------   ---------   ---------   ---------   ---------

CASH FLOWS FROM OPERATIONS
      Net earnings (loss)                      $(114,972)  $    (695)  $     (98)  $   1,532   $     (36)  $(169,234)
      Adjustments to reconcile net earnings
       (loss) to net cash provided by
       operating activities:
         Equity in loss of subsidiaries               --           1          --          --           4        (191)
         Depletion and depreciation                1,386          30          32          --          --      12,076
         Sale of property and equipment          111,159          79          (1)        280         (80)    111,437
         Standby loan interest                        --          --          --          --          --       1,580
         Standby loan prepayment fee                  --          --          --          --          --      29,344
         Gain on standby loan embedded
           derivative                                 --          --          --          --          --     (10,232)
         Write off of debt issuance costs             --          --          --          --          --      22,583
         Write off of debt discount                   --          --          --          --          --      10,744
         Loss on derivatives                          --          --          --          --          --       2,259
         Other items                                  (8)         (5)          3           2          --         692
                                               ---------   ---------   ---------   ---------   ---------   ---------
      Cash Flow from Opers before W/C Changes     (2,435)       (590)        (64)      1,814        (112)     11,058

      Changes in operating assets and
        liabilities:
         Accounts receivable and other assets        664         308         141         126         121      (3,338)
         Cash in escrow                          (48,951)     20,837       1,849          --       1,939     (24,327)
         Accounts payable, principally trade      (1,373)        (55)       (393)        (71)     (2,052)       (954)
         Accounts pay and other accr liabs         4,013      (4,747)     (2,061)       (609)        (89)     (1,977)
         Accrued interest                            205      (1,037)         --      (1,606)       (597)     (2,167)
                                               ---------   ---------   ---------   ---------   ---------   ---------
Net cash provided (used) by operating
      activities                                 (47,877)     14,716        (528)       (346)       (790)    (21,705)
                                               ---------   ---------   ---------   ---------   ---------   ---------

CASH FLOWS FROM INVESTING
      Property and equipment                        (708)         --          (2)         (5)         --      (7,199)
      Changes in accts pay and accrued
        liabilities related to exploration
        and development                             (206)         --          --          --          --        (207)
      Advances to unconsolidated subsidiaries         (2)         (1)         (1)         --          --         (15)
                                               ---------   ---------   ---------   ---------   ---------   ---------
Net cash provided (used) by investing
      activities                                    (916)         (1)         (3)         (5)          0      (7,421)
                                               ---------   ---------   ---------   ---------   ---------   ---------

CASH FLOWS FROM FINANCING
      Proceeds from sale of property and
        equipment                                221,351          --          --         103          80     221,534
      Repayment of long term debt               (172,880)    (20,802)         --          --          --    (196,057)
      Debt issuance costs                             --          --          --          --          --           0
      Debt extinguishment costs                       --          --          --          --          --           0
                                               ---------   ---------   ---------   ---------   ---------   ---------
Net cash provided (used) by financing
      activities                                  48,471     (20,802)          0         103          80      25,477
                                               ---------   ---------   ---------   ---------   ---------   ---------

NET INCREASE (DECREASE) IN CASH                     (322)     (6,087)       (531)       (248)       (710)     (3,649)

CASH AND CASH EQUIVS-BEGINNING                    14,001      13,679       7,592       7,061       6,813       9,752
                                               ---------   ---------   ---------   ---------   ---------   ---------
CASH AND CASH EQUIVS-ENDING                    $  13,679   $   7,592   $   7,061   $   6,813   $   6,103   $   6,103
                                               =========   =========   =========   =========   =========   =========

(a) JANUARY 2002 IS A PREPETITION PERIOD


COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC. AND SUBSIDIARIES                    MONTHLY OPERATING REPORT
BANKRUPTCY CONSOLIDATION                              ACCRUAL BASIS - 4
(IN 000S, EXCEPT RATIOS)                              PAGE 1 OF 2
ACCOUNTS RECEIVABLE ANALYSIS

                                    SOFA          FEB 02      MARCH 02      APRIL 02       MAY 02        JUNE 02       JULY 02
                                  ---------     ---------     ---------     ---------     ---------     ---------     ---------
JIB RECEIVABLES
 0 - 30 days                      $   1,101     $     956     $     525     $   1,089     $     642     $   1,181     $   1,593
 31 - 60 days                            79            80           589            (3)          643            25           147
 61 - 90 days                            29            39            43           214            (0)          245             1
 Over 90 days                           951           936           853           831           836           790           872
                                  ---------     ---------     ---------     ---------     ---------     ---------     ---------
Total Accounts Receivable         $   2,161     $   2,011     $   2,010     $   2,132     $   2,121     $   2,242     $   2,613
                                  =========     =========     =========     =========     =========     =========     =========

SUMMARY OF RECEIVABLES
Accrued revenue                   $   5,428     $   5,465     $   6,533     $   6,873     $   7,826     $   7,231     $   7,288
JIB receivables                       2,161         2,011         2,010         2,132         2,121         2,242         2,613
Employee/officer receivables              1             1             1             2             0             4             0
Other receivables                       375           224            61           264           262         3,101         3,112
                                  ---------     ---------     ---------     ---------     ---------     ---------     ---------
Total receivables                     7,965         7,701         8,605         9,271        10,208        12,578        13,014
Allowance for doubtful accts           (470)         (470)         (470)         (470)         (470)         (470)         (470)
                                  ---------     ---------     ---------     ---------     ---------     ---------     ---------
Receivables net of allowance      $   7,495     $   7,231     $   8,135     $   8,801     $   9,738     $  12,108     $  12,544
                                  =========     =========     =========     =========     =========     =========     =========

                                   AUG 02        SEPT 02       OCT 02        NOV 02        DEC 02
                                  ---------     ---------     ---------     ---------     ---------
JIB RECEIVABLES
 0 - 30 days                      $     101     $       0     $       0     $       0     $       0
 31 - 60 days                           (22)           30             0             0             0
 61 - 90 days                           245             0             2             0             0
 Over 90 days                           412           423           338           283           266
                                  ---------     ---------     ---------     ---------     ---------
Total Accounts Receivable         $     736     $     453     $     340     $     283     $     266
                                  =========     =========     =========     =========     =========

SUMMARY OF RECEIVABLES
Accrued revenue                   $     268     $     222     $     216     $     171     $     171
JIB receivables                         736           453           340           283           266
Employee/officer receivables             (1)           (1)           (1)           (1)            0
Other receivables                     3,135         3,125         3,065         3,064         3,032
                                  ---------     ---------     ---------     ---------     ---------
Total receivables                     4,138         3,799         3,620         3,517         3,469
Allowance for doubtful accts           (289)         (305)         (247)         (249)         (249)
                                  ---------     ---------     ---------     ---------     ---------
Receivables net of allowance      $   3,849     $   3,494     $   3,373     $   3,268     $   3,220
                                  =========     =========     =========     =========     =========


COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC. AND SUBSIDIARIES                      MONTHLY OPERATING REPORT
BANKRUPTCY CONSOLIDATION                                ACCRUAL BASIS - 4
(IN 000S, EXCEPT RATIOS)                                PAGE 2 OF 2

ACCOUNTS PAYABLE ANALYSIS

                                        FEB         MARCH        APRIL         MAY         JUNE         JULY          AUG
                                     ---------    ---------    ---------    ---------    ---------    ---------    ---------
ACCOUNTS PAYABLE
 0 - 30 days                         $     232    $     431    $     519    $     300    $   1,439    $   1,175    $     191
 31 - 60 days                                0           21           23            5            5          102            1
Over 60 days                                 0            0            7           30           30          356           37
                                     ---------    ---------    ---------    ---------    ---------    ---------    ---------
                                           232          453          550          334        1,475        1,633          228
Prepetition                              2,618        3,700        3,744        3,728        3,667        3,616        3,603
                                     ---------    ---------    ---------    ---------    ---------    ---------    ---------
Total Accounts Payable               $   2,851    $   4,152    $   4,294    $   4,063    $   5,142    $   5,249    $   3,831
                                     =========    =========    =========    =========    =========    =========    =========



INCOME TAXES PAYABLE
PREPETITION
Federal income                       $       0    $       0    $       0    $       0    $       0    $       0    $       0
State income                                 0            0            0            0            0            0            0
                                     ---------    ---------    ---------    ---------    ---------    ---------    ---------
Total Taxes Payable                  $       0    $       0    $       0    $       0    $       0    $       0    $       0
                                     =========    =========    =========    =========    =========    =========    =========

SUMMARY OF LIABILITIES
POSTPETITION
Accrued interest                     $     681    $   1,034    $   1,354    $   1,278    $   1,596    $   3,035    $   3,240
                                     ---------    ---------    ---------    ---------    ---------    ---------    ---------
                                     $     681    $   1,034    $   1,354    $   1,278    $   1,596    $   3,035    $   3,240
                                     ---------    ---------    ---------    ---------    ---------    ---------    ---------

Accounts payable                     $     232    $     453    $     550    $     334    $   1,475    $   1,633    $     228
Miscellaneous payables                       0            3            2            2           (1)          (1)           2
Revenues payable                           252          269          322          406          599          543          376
A/P sales & use tax                          1            3            0            1            2            1            2
                                     ---------    ---------    ---------    ---------    ---------    ---------    ---------
A/P Trade                            $     485    $     728    $     874    $     744    $   2,075    $   2,176    $     608
                                     ---------    ---------    ---------    ---------    ---------    ---------    ---------

Accrued reorganization costs         $     129    $     887    $   1,121    $   1,347    $   1,279    $   1,293    $   5,071
Accrued operating costs                  1,314        1,738        1,708        1,565        1,542        1,326            0
Accrued drilling costs                     556          719        1,140        1,370        1,126          868            0
Accrued franchise taxes                     14           30           47           64           80           95          110
Accrued environmental                       50           50           50           50           50           50           15
Other accrued liabilities                  495        1,236          336          302          305          381        2,666
                                     ---------    ---------    ---------    ---------    ---------    ---------    ---------
Accrued liabilities and other        $   2,559    $   4,661    $   4,402    $   4,697    $   4,383    $   4,013    $   7,863
                                     ---------    ---------    ---------    ---------    ---------    ---------    ---------

Accrued unrealized derivatives       $     165    $     506    $     506    $     506    $     834    $     834    $       0
                                     ---------    ---------    ---------    ---------    ---------    ---------    ---------
                                     $     165    $     506    $     506    $     506    $     834    $     834    $       0
                                     ---------    ---------    ---------    ---------    ---------    ---------    ---------

Total Postpetition                   $   3,890    $   6,929    $   7,136    $   7,225    $   8,888    $  10,058    $  11,711
                                     ---------    ---------    ---------    ---------    ---------    ---------    ---------

PREPETITION

Income taxes payable                 $       0    $       0    $       0    $       0    $       0    $       0    $       0
Accounts payable                         2,618        3,700        3,744        3,728        3,667        3,616        3,603
Miscellaneous payables                       8            8            8            8            8            8            0
Revenues payable                         2,301        2,046        2,068        2,062        2,003        1,992        1,003
A/P sales & use tax                          1            1            1            1            1            1            1
                                     ---------    ---------    ---------    ---------    ---------    ---------    ---------
A/P Trade                            $   4,928    $   5,755    $   5,821    $   5,800    $   5,679    $   5,617    $   4,608
                                     ---------    ---------    ---------    ---------    ---------    ---------    ---------

Accrued LA penalties & int           $       0    $       0    $       0    $       0    $       0    $       0    $       0
Accrued operating costs                    594           33            5            0            0            0            0
Accrued drilling costs                     432          125           22            0            0            0            0
Accrued franchise taxes                    190          190          190          190          190          190          190
Accrued vacation                           105          105          105          105          105          105            0
Accrued contract obligations                 0            0            0            0            0            0            0
Accrued sale tax due Amoco                   0            0            0            0            0            0            0
Accrued environmental costs                175          175          175          175          175          175          175
Other accrued liabilities                   90           80          451          217          218          218          238
                                     ---------    ---------    ---------    ---------    ---------    ---------    ---------
Accrued liabilities and other        $   1,588    $     709    $     949    $     687    $     688    $     688    $     603
                                     ---------    ---------    ---------    ---------    ---------    ---------    ---------
Total prepetition                    $   6,516    $   6,464    $   6,770    $   6,487    $   6,368    $   6,305    $   5,211
                                     ---------    ---------    ---------    ---------    ---------    ---------    ---------
Total liabilities                    $  10,406    $  13,393    $  13,906    $  13,712    $  15,255    $  16,363    $  16,922
                                     =========    =========    =========    =========    =========    =========    =========


LONG TERM DEBT
   Chase revolving credit facility   $ 195,000    $ 195,000    $ 194,776    $ 194,776    $ 193,682    $ 193,682    $  20,802
   Standby loan                      $  82,707    $  93,451    $  93,451    $  93,451    $  93,451    $  93,451    $  93,451
   Standby accrued interest          $   4,984    $   4,984    $   5,010    $   5,010    $   5,010    $   5,010    $   5,010
   Standby prepayment fee            $  29,344    $  29,344    $  29,344    $  29,344    $  29,344    $  29,344    $  29,344
   Derivative liability              $   1,538    $   1,538    $   1,538    $   1,538    $   1,538    $   1,538    $   1,538
   State tax notes and other         $   3,361    $   3,361    $   3,361    $   3,361    $   3,361    $   3,361    $   3,361
   Reclass to current                $(316,934)   $(327,679)   $(327,482)   $(327,482)   $(326,388)   $(326,388)   $(153,508)
                                     ---------    ---------    ---------    ---------    ---------    ---------    ---------
      Total Long Term Debt           $       0    $       0    $       0    $       0    $       0    $       0    $       0
                                     =========    =========    =========    =========    =========    =========    =========




                                       SEPT          OCT         NOV           DEC
                                     ---------    ---------    ---------    ---------
ACCOUNTS PAYABLE
 0 - 30 days                         $     454    $      53    $      10    $      78
 31 - 60 days                                0           55            0            0
Over 60 days                                30           71           91           42
                                     ---------    ---------    ---------    ---------
                                           485          179          101          120
Prepetition                              3,603        3,603        3,609        1,663
                                     ---------    ---------    ---------    ---------
Total Accounts Payable               $   4,088    $   3,782    $   3,710    $   1,783
                                     =========    =========    =========    =========



INCOME TAXES PAYABLE
PREPETITION
Federal income                       $       0    $       0    $       0    $       0
State income                                 0            0            0            0
                                     ---------    ---------    ---------    ---------
Total Taxes Payable                  $       0    $       0    $       0    $       0
                                     =========    =========    =========    =========

SUMMARY OF LIABILITIES
POSTPETITION
Accrued interest                     $   2,203    $   2,203    $     597    $       0
                                     ---------    ---------    ---------    ---------
                                     $   2,203    $   2,203    $     597    $       0
                                     ---------    ---------    ---------    ---------

Accounts payable                     $     485    $     179    $     101    $     120
Miscellaneous payables                       1            1            0            0
Revenues payable                            66           17           18           14
A/P sales & use tax                          1            0            0            2
                                     ---------    ---------    ---------    ---------
A/P Trade                            $     553    $     197    $     119    $     136
                                     ---------    ---------    ---------    ---------

Accrued reorganization costs         $   1,048    $     767    $     274    $     168
Accrued operating costs                      0            0            0            0
Accrued drilling costs                       0            0            0            0
Accrued franchise taxes                    110          140          155          170
Accrued environmental                       15           15           15           15
Other accrued liabilities                2,017          210          207          222
                                     ---------    ---------    ---------    ---------
Accrued liabilities and other        $   3,191    $   1,133    $     651    $     576
                                     ---------    ---------    ---------    ---------

Accrued unrealized derivatives       $       0    $       0    $       0    $       0
                                     ---------    ---------    ---------    ---------
                                     $       0    $       0    $       0    $       0
                                     ---------    ---------    ---------    ---------

Total Postpetition                   $   5,947    $   3,533    $   1,367    $     712
                                     ---------    ---------    ---------    ---------

PREPETITION

Income taxes payable                 $       0    $       0    $       0    $       0
Accounts payable                         3,603        3,603        3,609        1,663
Miscellaneous payables                       0            0            0            0
Revenues payable                         1,003          967          967          845
A/P sales & use tax                          1            1            2            1
                                     ---------    ---------    ---------    ---------
A/P Trade                            $   4,608    $   4,571    $   4,578    $   2,509
                                     ---------    ---------    ---------    ---------

Accrued LA penalties & int           $       0    $       0    $       0    $       0
Accrued operating costs                      0            0            0            0
Accrued drilling costs                       0            0            0            0
Accrued franchise taxes                    190          190          190          190
Accrued vacation                             0            0            0            0
Accrued contract obligations                 0            0            0            0
Accrued sale tax due Amoco                   0            0            0            0
Accrued environmental costs                175          175          175          175
Other accrued liabilities                  238          238          113           99
                                     ---------    ---------    ---------    ---------
Accrued liabilities and other        $     603    $     603    $     478    $     464
                                     ---------    ---------    ---------    ---------
Total prepetition                    $   5,211    $   5,174    $   5,056    $   2,974
                                     ---------    ---------    ---------    ---------
Total liabilities                    $  11,158    $   8,707    $   6,423    $   3,686
                                     =========    =========    =========    =========


LONG TERM DEBT
   Chase revolving credit facility   $       0    $       0    $       0    $       0
   Standby loan                      $  93,451    $  93,451    $  93,451    $  93,451
   Standby accrued interest          $   5,010    $   5,010    $   5,010    $   5,010
   Standby prepayment fee            $  29,344    $  29,344    $  29,344    $  29,344
   Derivative liability              $   1,538    $   1,538    $   1,538    $   1,538
   State tax notes and other         $   3,361    $   3,361    $   3,361    $   3,361
   Reclass to current                $(132,705)   $(132,705)   $(132,705)   $(132,705)
                                     ---------    ---------    ---------    ---------
      Total Long Term Debt           $       0    $       0    $       0    $       0
                                     =========    =========    =========    =========



COHO ENERGY CASE NO. 02-31189-HCA-11